IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT POLICY AND INVESTMENT OBJECTIVE

FOR VY® Templeton Foreign Equity Portfolio

VOYA PARTNERS INC.

VY® Templeton Foreign Equity Portfolio

(the “Portfolio”)

Supplement dated February 11, 2019
to the Portfolio’s Adviser Class, Initial Class, Class R6, Service Class, and Service 2 Class
Prospectus and Summary Prospectuses each dated May 1, 2018
(the “Prospectus” and collectively the “Prospectuses”)

On January 25, 2019, the Portfolio’s Board of Directors (the “Board”) approved changes with respect to the Portfolio’s name, investment objective, principal investment strategies, sub-adviser, portfolio managers, management fee, sub-advisory fee and expense limits. From April 16, 2019 through the close of business on April 30, 2019, the Portfolio will be in a “transition period” and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which will be borne by the Portfolio and the Portfolio’s investment adviser.

Effective on or about May 1, 2019, the Portfolio’s Prospectuses are revised as follows:

1.	All references to “VY® Templeton Foreign Equity Portfolio” are hereby deleted and replaced with “Voya International High Dividend Low Volatility Portfolio.”

2.	The section entitled “Investment Objective” of the Portfolio’s Prospectuses is deleted and replaced with the following:

INVESTMENT OBJECTIVE

The Portfolio seeks maximum total return.

3.	The section entitled “Annual Portfolio Operating Expenses” in the summary section of the Portfolio’s Prospectuses is deleted and replaced with the following:

Annual Portfolio Operating Expenses1

Expenses you pay each year as a % of the value of your investment

Class		A	I	R6[2]	S	S2
Management Fees	%	0.60	0.60	0.60	0.60	0.60
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None	None	0.25	0.40
Other Expenses	%	0.10	0.10	0.10	0.10	0.10
Total Annual Fund Operating Expenses	%	1.20	0.70	0.70	0.95	1.10
Waivers and Reimbursements[3]	%	None	None	None	None	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.20	0.70	0.70	0.95	1.10

[1]	Expense information has been restated to reflect current contractual rates.

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[2]	Other Expenses are estimated for the current year.
[3]	The adviser is contractually obligated to limit expenses to 1.25%, 0.75%, 0.75%, 1.00% and 1.15% for Class ADV, Class I, Class R6, Class S and Class S2 shares, respectively, through May 1, 2020. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of this obligation requires approval by the Portfolio’s Board.

4.	The table in the section entitled “Expense Examples” in the summary section of the Portfolio’s Prospectuses is deleted and replaced with the following:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$122	381	660	1,455
I	$72	224	390	871
R6	$72	224	390	871
S	$97	303	525	1,166
S2	112	350	606	1,340

5.	The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is deleted and replaced with the following:

Principal Investment Strategies

The Portfolio invests primarily in equity securities included in the MSCI EAFE IndexSM (“Index”). Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities of issuers in a number of different countries other than the United States.

The sub-adviser (“Sub-Adviser”) seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. Volatility generally measures how much a fund’s returns have varied over a specified time frame.

The Portfolio may invest in derivative instruments including, but not limited to, index futures. The Portfolio typically uses derivatives as a substitute for purchasing securities included in the Index or for the purpose of maintaining equity market exposure on its cash balance.

The Portfolio may invest in real estate-related securities including real estate investment trusts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return

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consistent with maintaining lower volatility than the Index. Under certain market conditions, the Portfolio will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively lower level of volatility.

The Sub-Adviser will rebalance the portfolio on a quarterly basis in accordance with its target parameters. The rebalancing techniques may result in higher portfolio turnover compared to a “buy and hold” strategy.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.

6.	The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby revised to delete the following risks: “Convertible Securities,” “Credit,” “Focus Investing,” “Foreign Investments/Developing and Emerging Markets,” “Growth Investing,” “Interest Rate,” and “Value Investing.”

7.	The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby revised to include the following risks:

Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Portfolio’s ability to execute its investment strategy may be limited.

Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Portfolio’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Portfolio’s volatility may not be lower than that of the Index during all market cycles due to market factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.

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8.	The following paragraph is included in the section entitled “Performance Information” of the Portfolio’s Prospectuses:

The Portfolio’s performance prior to May 1, 2019 reflects returns achieved by a different sub-adviser and pursuant to a different investment objective and different principal investment strategies. If the Portfolio’s current sub-adviser, investment objective, and strategies had been in place for the prior periods, the performance information shown would have been different.

9.	The section entitled “Portfolio Management” of the Portfolio’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Vincent Costa, CFA	Steve Wetter
Portfolio Manager (since 05/19)	Portfolio Manager (since 05/19)

Kai Yee Wong
Portfolio Manager (since 05/19)

10.	The line item with respect to the Portfolio in the table within the sub-section entitled “Management of the Portfolios - Management Fees” of the Portfolio’s Prospectus is deleted and replaced with the following:

Management Fees
Voya International High Dividend Low Volatility Portfolio[1]	0.89%

[1]	Effective May 1, 2019, the Adviser receives an annual fee equal to 0.60% of the Portfolio’s average daily net assets. Prior to May 1, 2019, the Adviser received an annual advisory fee equal to the following as a percentage of the Portfolio’s average daily net assets: 0.900% on the first $500 million of assets, and 0.850% on assets over $500 million.

11.	The sub-section entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – VY® Templeton Foreign Equity Portfolio” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2018, Voya IM managed approximately $102.8 billion in assets.

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.

Vincent Costa, CFA, Portfolio Manager, also serves as Head of the global equities team and as portfolio manager for the U.S. and Global active quantitative strategies and the U.S. large cap value

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portfolios. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.

Steve Wetter, Portfolio Manager, is responsible for portfolio management of the index, research enhanced index, and smart beta strategies. Mr. Wetter joined Voya IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management (2007 – 2009), and Northern Trust (2003 – 2007).

Kai Yee Wong, Portfolio Manager, is responsible for the portfolio management of the U.S. and Global active quantitative strategies. Prior to joining Voya IM in 2012, Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, Topix, and socially responsible benchmarks (2003 – 2009).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT POLICY AND INVESTMENT OBJECTIVE

FOR VY® Templeton Foreign Equity Portfolio

VOYA PARTNERS INC.

VY® Templeton Foreign Equity Portfolio

(the “Portfolio”)

Supplement dated February 11, 2019

to the Portfolio’s Adviser Class, Initial Class, Class R6, Service Class, and Service 2 Class

Statement of Additional Information dated May 1, 2018

(the “SAI”)

On January 25, 2019, the Portfolio’s Board of Directors (the “Board”) approved changes with respect to the Portfolio’s name, investment objective, principal investment strategies, sub-adviser, portfolio managers, management fee, sub-advisory fee and expense limits. From April 16, 2019 through the close of business on April 30, 2019, the Portfolio will be in a “transition period” and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which will be borne by the Portfolio and the Portfolio’s investment adviser.

Effective on or about May 1, 2019, the Portfolio’s SAI is revised as follows:

1.	All references to “VY® Templeton Foreign Equity Portfolio” are hereby deleted and replaced with “Voya International High Dividend Low Volatility Portfolio.”

2.	The following line item is added to the table in the sub-section entitled “History of the Company – Portfolio Name Changes During the Past Ten Years:”

Portfolio	Former Name	Date of Change
Voya International High Dividend Low Volatility Portfolio	VY® Templeton Foreign Equity Portfolio	May 1, 2019
	ING Templeton Foreign Equity Portfolio	May 1, 2014

3.	The information with respect to VY® Templeton Foreign Equity Portfolio in the table in the section entitled “Supplemental Description of Portfolio Investments and Risks” is deleted in their entirety and replaced with the following:

Asset Class/Investment Technique	Voya International High Dividend Low Volatility Portfolio
Equity Securities
Commodities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Master Limited Partnerships
Other Investment Companies and Pooled Investment Vehicles	X
Preferred Stocks	X

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Asset Class/Investment Technique	Voya International High Dividend Low Volatility Portfolio
Private Investments in Public Companies
Real Estate Securities and Real Estate Investment Trusts	X
Small- and Mid-Capitalization Issuers	X
Special Situation Issuers
Trust Preferred Securities
Debt Instruments
Asset-Backed Securities	X
Banking Instruments	X
Commercial Paper	X
Corporate Debt Instruments	X
Credit-Linked Notes	X
Custodial Receipts and Trust Certificates
Delayed Funding Loans and Revolving Credit Facilities
Event-Linked Bonds
Floating or Variable Rate Instruments	X
Guaranteed Investment Contracts	X
High Yield Securities	X
Inflation-Indexed Bonds
Inverse Floating Rate Securities
Mortgage-Related Securities	X
Municipal Securities	X
Senior and Other Bank Loans
U.S. Government Securities and Obligations	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X
Foreign Investments
Depositary Receipts	X
Emerging Market Instruments	X
Eurodollar and Yankee Dollar Instruments	X
Foreign Currencies	X
Sovereign Debt	X
Supranational Entities
Derivative Instruments
Forward Commitments	X
Futures Contracts	X
Hybrid Instruments	X
Options	X
Participatory Notes
Rights and Warrants	X
Swap Transactions and Options on Swap Transactions	X
Other Investment Techniques
Borrowing	X
Illiquid Securities	X
Participation on Creditors Committees
Repurchase Agreements	X
Restricted Securities	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Short Sales	X
To Be Announced Sale Commitments	X
When-Issued Securities and Delayed-Delivery Transactions	X

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4.	The sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Non-Fundamental Investment Restrictions” is deleted in its entirety and replaced with the following:

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of each Portfolio’s Board and without shareholder vote.

With respect to all Portfolios (except Voya International High Dividend Low Volatility Portfolio):

a.	No Portfolio will borrow for leveraging purposes (except for Voya Global Bond Portfolio and except for VY® Oppenheimer Global Portfolio which may borrow up to 10% of net assets on an unsecured basis to invest the borrowed funds in portfolio securities).

b.	No Portfolio will make short sales of securities, other than short sales “against the box.” This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, related options and other strategic transactions.

c.	No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

d.	No more than 5% of a Portfolio’s total assets may be invested in loan participations with the same borrower.

e.	The Portfolios (except Voya Global Bond Portfolio and VY® Pioneer High Yield Portfolio) intend to use swaps, caps, floors and collars transactions solely for hedging purposes. Voya Global Bond Portfolio and VY® Pioneer High Yield Portfolio may use these transactions for hedging purposes or to enhance returns.

With respect to VY® American Century Small-Mid Cap Value Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, and VY® T. Rowe Price Growth Equity Portfolio only:

f.	No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

With respect to VY® Baron Growth Portfolio and VY® T. Rowe Price Diversified Mid Cap Growth Portfolio only:

g.	No Portfolio will invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities of companies that invest in or sponsor those programs.

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With respect to VY® American Century Small-Mid Cap Value Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio and VY® T. Rowe Price Diversified Mid Cap Growth Portfolio only:

h.	No Portfolio will purchase portfolio securities while borrowings (excluding covered mortgage dollar rolls where applicable) in excess of 5% of its total assets are outstanding, except for VY® Invesco Equity and Income Portfolio which may purchase portfolio securities while borrowings up to 10% of its total assets are outstanding.

With respect to VY® Baron Growth Portfolio and VY® T. Rowe Price Diversified Mid Cap Growth Portfolio only:

i.	No Portfolio will write or sell puts, calls, straddles, spreads or combinations thereof, except that VY® T. Rowe Price Diversified Mid Cap Growth Portfolio may purchase or write (sell) puts and calls.

j.	VY® Baron Growth Portfolio will invest no more than 5% and VY® T. Rowe Price Diversified Mid Cap Growth Portfolio will invest no more than 10% of their respective net assets in warrants (valued at the lower of cost or market), of which not more than 2% of each Portfolio’s net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by each Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

With respect to VY® Invesco Equity and Income Portfolio only:

k.	With respect to fundamental policy number 10 above, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to VY® Pioneer High Yield Portfolio only:

l.	The Portfolio may invest up to 15% in foreign securities (excluding Canadian issuers).

With respect to VY® Invesco Comstock Portfolio only:

m.	The Portfolio will limit its investment in convertible securities that are below investment-grade quality to 5%.

With respect to VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio only:

n.	Each Portfolio may invest up to 20%, 20%, 20%, 25%, 25%, 25%, and 30%, respectively in foreign securities.

With respect to VY® Oppenheimer Global Portfolio only:

o.	The Portfolio may invest up to 100% of its assets in foreign equity securities.

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With respect to VY® Baron Growth Portfolio, VY® Columbia Small Cap Value II Portfolio, and VY® Oppenheimer Global Portfolio only:

p.	The Portfolios may invest up to 35%, 20% and 15%, respectively, in lower-rated fixed-income securities.

With respect to VY® Pioneer High Yield Portfolio only:

q.	The Portfolio may invest, without limit, in lower-rated fixed-income securities.

With respect to Voya International High Dividend Low Volatility Portfolio only:

r.	No more than 15% of the Portfolio’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities.

s.	In order to generate additional income, the Portfolio may lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Adviser or Sub-Adviser. No lending may be made with any companies affiliated with the Adviser or Sub-Adviser.

t.	The Portfolio will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of its investment objectives.

Voya Global Bond Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. An Underlying Fund’s investment in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above instruments, and the Portfolio’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted towards satisfaction of the 80% policy.

5.	The line item with respect to the Portfolio in the table of the sub-section entitled “Adviser – Management Fees” of the Portfolio’s SAI is deleted and replaced with the following:

Fund	Annual Management Fee
Voya International High Dividend Low Volatility Portfolio	0.60% of the Portfolio’s average daily net assets.

6.	The second paragraph in the sub-section entitled “Adviser – Management Fee Waivers” of the Portfolio’s SAI is deleted in its entirety.

7.	The line item with respect to the Portfolio in the table of the sub-section entitled “Sub-Adviser – Sub-Advisory Fees” of the Portfolio’s SAI is deleted and replaced with the following:

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Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya International High Dividend Low Volatility Portfolio	Voya IM	0.27% of the Portfolio’s average daily net assets.

8.	The paragraphs following the table of the sub-section entitled “Sub-Adviser – Sub-Advisory Fees” of the Portfolio’s SAI are deleted in their entirety.

9.	The last paragraph in the sub-section entitled “Sub-Adviser – Aggregation” of the Portfolio’s SAI is deleted in its entirety.

10.	The sub-section entitle “Sub-Adviser – Portfolio Management – VY® Templeton Foreign Equity Portfolio” in the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

Voya International High Dividend Low Volatility Portfolio

Sub-Advised by

Voya IM

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2018:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Vincent Costa	15	$8,943,477,035	10	$1,340,689,758	9	$499,406,868
Steve Wetter	25	$15,927,309,163	2	$1,151,422,023	8	$815,294,690
Kai Yee Wong	23	$14,981,809,409	2	$127,605,096	6	$811,533,726

Potential Material Conflict of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a

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significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees

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may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance.

Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

For Voya International High Divided Low Volatility Portfolio, Voya IM has defined MSCI EAFE® Index as the benchmark index for the investment team.

Ownership of Securities

The following table shows the dollar range of equity securities of the Portfolio beneficially owned by each portfolio manager as of December 31, 2018 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Vincent Costa, CFA	None
Steve Wetter	None
Kai Yee Wong	None

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